UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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           Technology Research Corporation
(Name of Registrant as Specified In Its Charter)

                                              N/A
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TECHNOLOGY RESEARCH CORPORATION
________________________

Notice of Annual Meeting of Shareholders
to be held August 25, 2005
______________________

To the Shareholders of
TECHNOLOGY RESEARCH CORPORATION

    You are cordially invited to attend the Annual Meeting of Shareholders of Technology Research Corporation, a Florida corporation (the "Company"), which will be held on August 25, 2005, at 2:30 P.M. local time, at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716, for the following purposes:

    1.  Election of Directors.

    2.  Ratification of Independent Registered Public Accounting Firm.

    3.  To consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.

    A Proxy Statement and Board of Directors Proxy are being mailed with this notice.  You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope.  If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.

                                                          By order of the Board of Directors

                                                          Robert S. Wiggins
                                                          Chairman of the Board

Clearwater, Florida
July 11, 2005
Enclosures

TECHNOLOGY RESEARCH CORPORATION

2005 PROXY STATEMENT

TABLE OF CONTENTS

PROXY STATEMENT

RECORD DATE; PROPOSALS TO BE VOTED UPON

VOTING RIGHTS AND SOLICITATION OF PROXIES

DIRECTORS, EXECUTIVE OFFICERS, PROMOTER AND CONTROL PERSONS

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

PROPOSAL I - ELECTION OF DIRECTORS

PROPOSAL II - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EXECUTIVE COMPENSATION

SECURITY OWNERSHIP OF CERTAIN BENFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CODE OF CONDUCT AND ETHICS

AUDIT COMMITTEE REPORT

ACCESS TO ANNUAL REPORT

OTHER MATTERS

APPENDIX I - Proxy Card

TECHNOLOGY RESEARCH CORPORATION
5250-140th Avenue North
Clearwater, Florida 33760
________________________

PROXY STATEMENT
________________________

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD August 25, 2005

    This Proxy Statement is being furnished to each holder of record of one or more outstanding shares of the single class of common capital stock authorized for issuance by the Articles of Incorporation of Technology Research Corporation (the "Company"), for his, her or its use in considering whether to comply with the proxy solicitation being made by the Company's Board of Directors (the “Board of Directors” or the “Board”) in connection with the conduct of the 2005 annual meeting of the Company's shareholders, and of any adjournments or postponements thereof (the "Meeting").  Each copy of this Proxy Statement being mailed or otherwise delivered to shareholders is accompanied by a Proxy card and a Notice of Annual Meeting of Shareholders, and such materials are being mailed to Company shareholders of record on or about July 11, 2005.

RECORD DATE; PROPOSALS TO BE VOTED UPON

    The Meeting is scheduled to be held on August 25, 2005 at 2:30 P.M. local time, at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716.  Only holders of record of the Company's common voting stock at the close of business on July 1, 2005 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.  At the Meeting, such holders will be asked to consider and vote upon the following proposals:

    PROPOSAL ONE:  To elect a board of directors to consist of seven members, each of whom shall be entitled to serve for a term of one year; and

    PROPOSAL TWO:  To ratify the selection by the Board of Directors of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending
                                          March 31, 2006.

VOTING RIGHTS AND SOLICITATION OF PROXIES

    The Company’s common stock, $.51 par value (the “Common Stock”), is the only type of security entitled to vote at the Meeting.  On the Record Date for determining shareholders entitled to vote at the Meeting, there were 5,774,875 shares of Common Stock outstanding.  Each shareholder of record on the Record Date is entitled to one vote for each share of Common Stock then held.  Shares of Common Stock may not be voted cumulatively.  All votes cast by proxies returned prior to the conduct of the Meeting will be tabulated by the Registrar and Transfer Company, the Company’s stock transfer agent, who will tabulate affirmative and negative votes, abstentions and broker non-votes.  The Company’s Chief Financial Officer will be the inspector of elections for the Meeting and will determine the validity of the final vote tabulation, including those shares voted in person or by proxies submitted or changed during the conduct of the Meeting.

Quorum Required

    The Company’s Bylaws provide that the holders of a majority of the issued and outstanding shares of Common Stock (2,887,438), present in person or represented by valid proxy, shall constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Vote Required

    PROPOSAL ONE:  Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Meeting.  The seven nominees for director positions receiving the highest number of affirmative votes will be elected.  Abstentions and broker non-votes will not be counted toward a nominee’s total.

    PROPOSAL TWO:  Passage will require an affirmative vote by the holders of a majority of those shares present in person or represented by proxy, and which are cast either affirmatively or negatively at the Meeting.  As in the case of Proposal One, abstentions and broker non-votes will not be counted as having been voted on any such proposal.

    The current directors and executive officers of the Company and their affiliates are expected to be the beneficial owners, as of the Record Date, of 299,218 shares, or 5.2%, of the outstanding shares of Common Stock.  Each has indicated an intention to vote in favor of Proposals One and Two.

Voting of Shares

    If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company.  As the shareholder of record, you have the right to vote in person at the Meeting or to grant your voting proxy directly to the Company or another proxy holder.  The Company has enclosed a proxy card for you to use.

    If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you, together with a voting instruction card, by your broker or other nominee.  As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Meeting. Your broker or other nominee has enclosed or provided voting instructions for you to use in directing the broker or other nominee how to vote your shares.

    Shares of Common Stock held in a shareholder’s name as the shareholder of record may be voted in person at the Meeting.  Shares of Common Stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker or other nominee that holds your shares giving you the right to vote the shares.

    Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting.  If you are a shareholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee.

    Whether or not you are able to attend the Meeting, you are urged to complete and return your proxy or voting instructions, which are being solicited by the Board of Directors and which will be voted as you direct on your proxy or voting instructions when properly completed.  In the event no directions are specified, such proxies and voting instructions will be voted FOR the nominees for election to the Board of Directors as set forth in Proposal One below, FOR Proposal Two and in the discretion of the proxy holders as to other matters that may properly come before the Meeting.  You may also revoke or change your proxy or voting instructions at any time before the Meeting.  To revoke your proxy, please send a written notice of revocation or another signed proxy with a later date to the Chief Financial Officer of the Company at the Company’s principal executive offices before the beginning of the Meeting.  You may also automatically revoke your proxy by attending the Meeting and voting in person.  To revoke your voting instructions, please submit new voting instructions to your broker or other nominee, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.  All shares represented by a valid proxy received prior to the Meeting will be voted.

Solicitation of Proxies

    As this solicitation is being made exclusively by the Board of Directors, any costs incurred in connection therewith, including the costs of preparation, assembly, printing and mailing of this Proxy Statement, the accompanying Notice of Annual meeting, and any additional soliciting material furnished to shareholders, will be borne by the Company.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners.  All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives or agents by telephone, telegraph or personal contact with certain shareholders.  No additional compensation will be paid to these representatives for such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

    WHILE MANAGEMENT ENCOURAGES YOUR ATTENDANCE AT THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTER AND CONTROL PERSONS

    The directors and executive officers of the Company are as follows:

Name	Age	Position
Jerry T. Kendall	62	Director, President and Chief Executive Officer

Raymond B. Wood	70	Director, Senior Vice President and Director of Government Operations and Marketing

Scott J. Loucks	43	Vice President of Finance and Chief Financial Officer

Robert S. Wiggins	75	Chairman of the Board

Gerry Chastelet (1)(2)(3)	58	Director

Edmund F. Murphy, Jr. (1)(2)(3)	76	Director

Martin L. Poad (1)(2)(3)	65	Director

David F. Walker (1)(2)(3)	51	Director

_______________________________
Footnotes:

1 Member of the Audit Committee.

2 Member of the Compensation Committee.

3 Member of the Nominating Committee.

Certain Related Biographical Information About Directors and Executive Officers of the Company.

    JERRY T. KENDALL has been the President and a Director of the Company since April 2003 and Chief Executive officer of the Company since August 2004.  Mr. Kendall attended Georgia Institute of Technology and Georgia State University receiving his BA in Management in 1967 and his MBA in 1970 from Georgia State University.  Mr. Kendall previously served as Executive Vice President, and President of  The Americas, for Sensormatic Electronics Corporation, then a $1.1 billion electronics security company.  Other prior executive management positions include Senior Vice President of Sales, Marketing and Customer Service for Security Tag Corporation, President of Lasergate Corporation and President, CEO and a member of the Board of Directors of Paradyne Corporation.  He also held sales management positions with Inforex, sales positions with IBM and was a financial analyst with the Lockheed Georgia Company.  Mr. Kendall also previously served on the Company's Board of Directors for 4 1/2 years in the 1994 - 1998 time frame.

    RAYMOND B. WOOD, a founder of the Company, has been a Director, Senior Vice President and Director of Government Operations and Marketing of the Company since its inception in 1981.  From 1974 to 1981, he was Manager of Engine Generator Component Marketing for Square D Company.  He was employed by Electromagnetic Industries, Inc. for 20 years prior to its acquisition by Square D Company. During this time, he held the position of General Manager of Electromagnetic Industries of Georgia Inc., the systems manufacturing plant for military products such as diesel generating systems, generators, controls, semi-trailers, etc. Previous assignments included service as Project and Design Engineer for military products produced by Electromagnetic Industries Inc.  Mr. Wood is a charter member of the industries association, Electrical Generating Systems Association (“EGSA”), has served on its Board of Directors and has been the Chairman of the Government Liaison Committee for over 25 years.  Mr. Wood is also a member of the U.S. Naval Institute.  For over 40 years, he has been involved in design, manufacture and qualification conformance evaluation for listing by the Department of Defense, marketing and product application concerning control and measurement of electric power for Mobile Ground Power Military Engine Generator Systems, and electrical power controls for Naval Shipboard and Military Armored Tracked Vehicle application.  During such period, Mr. Wood has had extensive contact with the military procurement, contract administration, engineering and test qualifying locations, as well as with the government prime contractors to the Department of Defense.  Mr. Wood has served on numerous ad hoc committees for military engine generator specification review requirements and is frequently consulted for solutions to problems encountered with military engine generator systems by both the military and prime contractors to the Department of Defense.

    SCOTT J. LOUCKS has served the Company in various capacities since March 1985. Mr. Loucks performed the duties of Information Technology Manager for four years, Controller for seven years and Vice President of Finance and Chief Financial Officer since August 1996.  Mr. Loucks has a Bachelor of Science Degree in computer science and a minor degree in mathematics from Florida State University.  Mr. Loucks has also been a Director and the Secretary of the Company’s Honduran subsidiary, TRC/Honduras S.A. de C.V., since February 1997.

    ROBERT S. WIGGINS has been a Director of the Company and the Chairman of the Board since March 1988 and Chief Executive officer of the Company from March 1988 through August 2004.  From 1974 to 1987, he was Chairman, Chief Executive Officer and President of Paradyne Corporation, Largo, Florida, a data communications company.  Mr. Wiggins served as a consultant for Paradyne from 1987 to March 1988.  In addition, he spent three years with GTE Information Systems Division as a Vice President and 13 years in various sales and product development managerial positions with IBM Corporation.  Mr. Wiggins earned his MA degree in mathematics from the University of Florida, and his BA degree from the University of Florida, majoring in mathematics with a minor in economics.

    GERRY CHASTELET has served as a member of the Board of Directors since 1999.  Mr. Chastelet retired from the technology industry in January 2002.  From October 1998 to January 2002, Mr. Chastelet was Chairman of the Board, Chief Executive Officer, President and a Director of Digital Lightwave, Inc., a leading provider of optical network test and management products.  From December 1995 to October 1998, Mr. Chastelet was President, Chief Executive Officer and a Director of Wandel & Goltermann Technologies, Inc., a global supplier of communications test and measurement equipment. Prior to joining Wandel & Goltermann, Mr. Chastelet held senior management positions with Network Systems Corporation, Gandalf Systems Corporation and Paradyne Corporation.  During his career, he also spent 15 years with the IBM Corporation in various sales, service, marketing and management positions.  Currently, Mr. Chastelet also serves as a director of Waverider Communications, Inc. Mr. Chastelet has a degree in Electronic Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA Program.

    EDMUND F. MURPHY, JR. has served as a member of the Board of Directors since 1988.  For many years, Mr. Murphy functioned as the sole owner and Chief Executive of Murphy Management Consultants, Inc., a Belleair, Florida based consulting firm.  Prior to that activity, Mr. Murphy served as Senior Vice President of International Marketing for Paradyne Corporation, a Largo, Florida based, publicly held distributor of data communications equipment.

    MARTIN L. POAD has served as a member of the Board of Directors since 1998.  Mr. Poad is the founder and Chairman of Interlink Communication Systems, Inc. (ICS), a value-added distribution company for data communications equipment and internet working products.  Mr. Poad has significant expertise in using the Internet for market development and on-line commerce. Prior to founding ICS, Mr. Poad had been with the IBM Corporation for 19 years in various sales and senior management positions.  He held a number of senior management positions with Paradyne Corporation and AT&T Paradyne, including Vice President of Distribution.  Mr. Poad is a graduate of Carnegie-Mellon University, majoring in industrial management with a minor in mechanical engineering.

    DAVID F. WALKER has served as a member of the Board of Directors since March 2004.  Mr. Walker is the Director of the Accountancy Program and Program for Social Responsibility and Corporate Reporting at the University of South Florida St. Petersburg, where he has been employed since 2002.  Prior to joining the University, Mr. Walker was with Arthur Andersen LLP, having served as a partner in that firm from 1986 through 2002.  Mr. Walker currently serves on the Board of Directors of Chico's FAS, Inc. (NYSE:CHS), First Advantage Corporation (NASDAQ: FADV) and Paradyne Networks, Inc. (NASDAQ: PDYN), participating on the Executive, Audit and Corporate Governance committees of the Chico's Board, chairing the Audit Committee for both First Advantage and Paradyne, and chairing the Nominating Committee for Paradyne.  Mr. Walker earned the MBA degree from the University of Chicago Graduate School of Business in accounting, finance and marketing, and the BA degree from DePauw University with majors in economics and mathematics and a minor in business administration.  Mr. Walker is also a CPA and a Certified Fraud Examiner.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    The members of the Company's Board of Directors and its executive officers, as well as persons who own more than ten per cent of the Company’s outstanding shares of Common Stock, are subject to the reporting requirements of Section 16(a) of the Exchange Act (“Section 16(a)”), which require them to file with the Securities and Exchange Commission reports with respect to their ownership of Common Stock and their transactions therein.  Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their fiscal 2005 transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal 2005, the Company believes that all reporting requirements under Section 16(a) were met in a timely manner by all such persons except the following Form 4 filings arising from: 1) an 8,333 share stock option exercised by Mr. Wiggins on April 1, 2004, notice of which was filed on May 21, 2004, or 34 days late; and 2) a 10,000 share stock option granted to each of Messrs. Chastelet, Murphy, Poad and Walker on March 30, 2005, notices of which were filed on April 7, 2005, or four days late.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal 2005, the Board of Directors held four meetings and did not act by written consent in lieu of a meeting on any occasion.  During that period, each of the current directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

    The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

    Audit Committee.  The Audit Committee of the Board of Directors (the “Audit Committee”) monitors the integrity of the Company’s financial statements, the independence and qualifications of the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the effectiveness of the Company’s disclosure controls and procedures and internal controls.  It is also responsible for retaining (subject to shareholder ratification), evaluating, and, if appropriate, recommending the termination of the Company’s independent registered public accounting firm.  The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 under a charter approved by the Board, a copy of which has previously been filed with the Commission and is publicly available.  During fiscal 2005, the Audit Committee held ten meetings and did not act by written consent in lieu of any meeting.  Mr. Walker, an individual determined by the Board to be an "audit committee financial expert," as defined in the applicable rules, was chairman, and Messrs. Chastelet, Murphy and Poad constituted its remaining members.  Each member of the Audit Committee is independent under Commission and NASDAQ rules and listing standards currently in effect.

    Compensation Committee.  The Compensation Committee of the Board of Directors (the “Compensation Committee”) administers the Company’s Long Term Incentive Plan and other programs relating to benefits, incentives and compensation of the Company’s executive officers, reviews the performance of the Company’s executive officers, reviews and approves executive compensation policy and objectives, concludes whether Company executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board’s responsibilities relating to all forms of executive compensation.  The Compensation Committee operates under a charter approved by the Board, a copy of which has previously been filed with the Commission and is publicly available.  Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by the Company’s Chief Executive Officer and approved by the Board of Directors.  During fiscal 2005, the Compensation Committee held four meetings and did not act by written consent in lieu of any meeting.  The chair of the Compensation Committee was Mr. Murphy and Messrs. Chastelet, Poad and Walker constituted its remaining members.

    Nominating Committee.  The Nominating Committee of the Board of Directors (the “Nominating Committee”) assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board.  During fiscal 2005, the Nominating Committee held two meetings and did not act by written consent in lieu of any meeting.  The chair of the Nominating Committee was Mr. Poad and Messrs. Chastelet, Murphy and Walker constituted its remaining members.  Each member of the Nominating Committee is independent under Commission and NASDAQ rules and listing standards currently in effect.

Director Compensation

    On March 30, 2005, each non-employee director was granted an option to purchase up to 10,000 shares of Common Stock, and each such option carries an exercise price of $5.17 per share.  An annual retainer of $15,000 is paid to each non-employee director, with an additional $5,000 paid to the Audit Committee Chairman, and $2,000 to each chairman of a board committee.  In addition, each non-employee director is paid cash compensation of $1,000 for each Board meeting and $500 for each telephonic and/or committee meeting.

    The Company does not pay director compensation to any member who constitutes a Company employee.  In fiscal 2005, that policy applied to Messrs. Wiggins, Kendall and Wood.

PROPOSAL ONE - ELECTION OF DIRECTORS

Number and Composition of the Board of Directors

    The Company’s By-Laws provide that its Board of Directors shall consist of not less than three members and not more than nine members as may be fixed from time to time by action of the Board of Directors or of the shareholders.  The Board recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy, as it deems advisable to do so.

    The Board is currently comprised of seven members, namely Messrs. Wiggins, Kendall, Wood, Chastelet, Murphy, Poad and Walker.  All seven members of the Board of Directors have been nominated for reelection and will be presented as the Board's slate of nominees at the 2005 Annual Meeting.  Biographical information concerning the Board members can be found under the section entitled Directors, Executive Officers, Promoters and Control Persons.

Information Concerning Nominees

    Unless authority is withheld as to one or more of the Board’s designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Directors of the seven nominees identified in the preceding paragraph, all of whom presently serve in that capacity.  If any such nominee fails to stand for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors.  The Board has no reason to believe that any nominee will be unavailable to serve if elected.  Each nominee, if elected, will serve a one-year term, expiring on the date of the annual meeting of shareholders in 2006.

Recommendation of the Board of Directors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE SEVEN NOMINEES IDENTIFIED ABOVE.

PROPOSAL TWO - RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    For the 22nd consecutive year, the Company's Board of Directors has selected the independent registered public accounting firm of KPMG LLP to perform audit and related functions with respect to the Company's accounts for its fiscal year ending March 31, 2006.  The Board recommends ratification of its selection.  In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection, and even if ratification occurs, the Board, in its discretion and through the actions of its Audit Committee, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its shareholders.

    One or more representatives of KPMG LLP will be in attendance at the Meeting to respond to appropriate shareholder questions and to have an opportunity to make any statement which they may care to address to the attending shareholders.

    The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Technology Research Corporation and subsidiary’s annual financial statements for the fiscal years ended March 31, 2005 and March 31, 2004, and fees billed for other services rendered by KPMG LLP during these periods:

Fee Category	Fiscal 2005	Fiscal 2004
Audit fees	$129,000	87,500
Audit-related fees	-	-
Tax fees	54,825	16,650
All other fees	1,500	-
	$185,325	104,150

Audit Fees

    Consists of fees billed for professional services rendered for the audit of Technology Research Corporation and subsidiary’s consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

    None.

Tax fees
    Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal, state and international tax compliance and tax planning.

All Other Fees

    Consists of fees billed for a subscription to Accounting Research Online.

Recommendation of the Board of Directors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth for the fiscal years ended March 31, 2005, 2004 and 2003 the compensation earned by the Company’s Chief Executive Officer and each of the other four most highly compensated executive officers whose compensation for fiscal 2005 exceeded $100,000 (each a “Named Officer” and collectively the “Named Officers”).

					Long Term		All Other(4)
		Annual Compensation			Compensation		Compensation

					Securities	Restricted
				Other Annual	Underlying	Stock
Name and Principal Position	Year	Salary($)	Bonus ($)	Compensation ($)	Options	Awards
Robert S. Wiggins	2005	225,000	-	-	-	-	400
Chairman of the Board	2004	225,000	100,000	-	25,000	-	400
	2003	225,000	15,000	-	-	-	400

Jerry T. Kendall	2005	250,000	-	-	-	-	-
President and CEO	2004	191,667	38,300	-	100,000	-	-
	N/A	-	-	-	-	-	-

Raymond B. Wood	2005	150,000	105,392	-	-	-	400
Senior Vice President and Director of	2004	135,000	122,119	-	20,000	-	400
Government Operations	2003	125,000	21,700	-	-	-	400

Hamze M. Moussa	2005	118,333	15,250	-	-	-	30,400
President and General Manager of	2004	115,000	17,000	-	10,000	-	30,400
TRC/Honduras S.A. de C.V.	2003	110,000	25,000	-	-	-	30,400

Edward A. Schiff	2005	124,167	64,597	-	-	-	400
Vice President of	2004	115,000	42,675	-	15,000	-	400
U.S. Commercial Sales and Marketing	2003	110,000	5,000	-	-	-	400

_______________________________
Footnotes:

4  The amount indicated consists of matching contributions made by the Company to its 401(k) Plan, and, for Mr. Moussa only, a housing allowance paid for by TRC Honduras S.A. de C.V., the Company’s Honduran manufacturing facility.

Stock Option Grants in Last Fiscal Year

    No stock options were granted in fiscal 2005 to any of the Company's Named Officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

    The following table sets forth information concerning option exercises in fiscal 2005 and option holdings as of March 31, 2005 with respect to each of the Named Officers.  No stock appreciation rights were outstanding at the end of that year:

	Shares		Number of Securities Underlying		Value of Unexercisable
	Acquired on	Value(5)	Unexercised Options		In-the-Money Options(6)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert S. Wiggins	16,666	$ 336,450	8,334	16,666	-	-

Jerry T. Kendall	-	-	33,334	66,666	$ 63,467	$ 126,933

Raymond B. Wood	5,000	$ 54,850	5,000	20,000	$ 18,050	-

Hamze M. Moussa	-	-	3,334	6,666	-	-

Edward A. Schiff	-	-	15,000	60,000	$ 33,400	-

_______________________________
Footnotes:

5  An individual option holder, upon exercise of an option, does not receive cash equal to the amount set forth in the Value Realized column of this table.  The amount set forth above reflects the increase in the price of the Company's Common Stock from the date of grant to the price of the Company's Common Stock on the option exercise date (i.e. $5.11 per share on March 31, 2005), multiplied by the applicable number of options.  No cash is realized until the shares received upon exercise of an option are sold.

6  Options are "in-the-money" at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.  These amounts represent the difference between the exercise price of such stock options and the closing price of the Company's stock on March 31, 2005.

SECURITY OWNERSHIP OF CERTAIN BENFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

    The Company is committed to aligning the interests of its Board of Directors and corporate executives with the interests of stockholders, a key element of appropriate corporate governance.  Accordingly, the Board of Directors has adopted stock ownership guidelines for members of the Board of Directors and corporate executives based on the amount of each individual's cash salary or retainer, as follows:
  Directors (non-employee)          2.0 times annual cash retainer
President and CEO             1.5 times annual base salary
Other corporate executives        1.0 times annual base salary

    The following table enumerates, as of July 1, 2005, certain information with respect to shares beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group:

Beneficial Owner	Shares Beneficially Owned(7)	Percentage of Class
Bjurman, Barry & Associates, Inc.	436,000(8)	7.6%
10100 Santa Monica Blvd., Suite 1200
Los Angeles, CA 90067

Gruber & McBaine Capital Management LLC	349,250(9)	6.1%
50 Osgood Place
San Francisco, CA 94133

Robert S. Wiggins	284,338(10)	4.9%
Chairman of the Board

Jerry T. Kendall	73,333(10)	1.3%
Director, President and Chief Executive Officer

Scott J. Loucks	65,705(10)	1.1%
Vice President of Finance and Chief Financial Officer

Raymond B. Wood	53,607(10)	0.9%
Director, Senior Vice President of Government Operations and Marketing

Edmund F. Murphy, Jr.	30,568(10)	0.5%
Director

Gerry Chastelet	25,000(10)	0.4%
Director

Martin L. Poad	25,000(10)	0.4%
Director

David F. Walker	20,000(10)	0.4%
Director

All director, officers and 5% beneficial owner as a group (ten persons)	1,362,801	22.5%

_______________________________
Footnotes:

7  For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days following July 1, 2005.  For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following July 1, 2005 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

8  5% beneficial owner as reported in the stockholder's Schedule 13F with the SEC on March 31, 2005.

9  5% beneficial owner as reported in the stockholder's Schedule 13G with the SEC on March 31, 2005.

10  Includes the following shares subject to currently exercisable options held by Messrs. Wiggins (25,000) Kendall (73,333), Loucks (60,000), Wood (25,000), Murphy (25,000), Chastelet (25,000), Poad (25,000) and Walker (20,000).

COMPENSATION COMMITTEE REPORT

    The Compensation Committee is composed solely of independent directors as defined under NASDAQ and Commission rules.  The Committee has the authority to establish the level of base salary payable to the Chief Executive Officer (the “CEO”) and the other executive officers of the Company and to administer the Company’s 2000 Long Term Incentive Plan.  The Committee is responsible for approving the individual bonus programs effective for the CEO and other Company executive officers.  The Committee periodically evaluates the effectiveness of the compensation program in tying Company performance to executive pay.  Additionally, the Committee or the Board of Directors reviews the compensation benefits offered to any newly hired executive or to an executive whose scope of responsibility has significantly changed.

    General Compensation Policy.  The objective of the Company’s executive compensation program is to align executive compensation with the Company’s long-term and short-term business objectives and performance.  Additionally, executive compensation is designed to enable the Company to attract, retain and motivate qualified executives who are able to contribute to the long-term success of the Company.  The specific strategies relied upon to guide the Company’s executive compensation decisions include tying some portion of the executive’s pay to performance and comparing levels of compensation to those of other companies operating within similar industries so as to ensure the competitiveness of the Company’s programs.  The elements of each executive compensation plan are base salary, an annual performance-based cash bonus and equity-based incentive compensation.  In June 2005, the Committee unanimously agreed to present to management an incentive plan more nearly tailored to performance and to eliminate stock options, which in the Committee's judgement are not the best vehicle to reward an individual's performance.

                                                     Submitted by the Compensation Committee
                                                     of the Board of Directors

                                                     Edmund F. Murphy, Jr., Chairman
                                                     Gerry Chastelet, Member
                                                     Martin L. Poad, Member
                                                     David F. Walker, member

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

    No member of the Company’s Compensation Committee was at any time during the Company’s 2005 fiscal year an officer or employee of, nor was engaged in any related party transaction with the Company or of any subsidiary thereof, nor did any interlocking relationship exist (nor does one currently exist) between any member of the Compensation Committee and the board of directors or any board committee of any other company which would require disclosure under the Commission’s executive compensation rules.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification

    The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under such law.  The Company indemnifies its directors and officers so that they will serve free from undue concern that they will not be indemnified, and have signed agreements with each of its independent directors contractually obligating the Company to provide this indemnification to them.

CODE OF CONDUCT AND ETHICS

    The Company has adopted a Code of Conduct and Ethics (the "Codes") that applies to all of its employees as well as its principal executive, financial and accounting officers.  A copy of the Codes can be found at the Company's website www.trci.net.  The Company intends to satisfy the disclosure regarding any amendments to or waivers from a provision of the Codes that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its responsibility for general oversight of the quality and integrity of the accounting, auditing and financial reporting process and practices of the Company, and also recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm.

    Management is responsible for the Company’s internal controls, while the Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States) and to issue a report thereon.  The Committee is charged with providing service as an independent and objective monitor of the Company’s financial reporting process, selection of critical accounting policies, system of internal controls, audit process for compliance with applicable laws and regulations, and the Company’s standards of business conduct.

    In fulfilling these responsibilities, the Committee met with both the Company’s management and its independent registered public accounting firm to review all annual and quarterly financial statements and to discuss significant accounting policies and issues prior to the issuance of those statements.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the discussions held with the Company’s independent registered public accounting firm covered those matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).  During those discussions, the independent registered public accounting firm provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent registered public accounting firm their independence and whether the non-audit services provided by them to the Company during fiscal 2005 was compatible with, or could reasonably be deemed to call into question, that status.

    Each member of the Committee was and is an independent director as determined by the Board of Directors, based upon NASDAQ listing rules and the additional independence requirements imposed by the Commission’s rules.  Mr. Walker, an individual determined by the Board to be an "audit committee financial expert," as defined in such rules, chaired the Audit Committee in fiscal 2005, and Messrs. Chastelet, Murphy and Poad constitute its remaining members.  Nonetheless, all Committee members rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Moreover, the Committee’s considerations and discussions do not ensure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB (United States) or that the Company’s auditors are in fact “independent.”

    On the basis of its reviews and discussions and the report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, for filing with the Commission, and that KPMG LLP be selected as the Company’s independent registered public accounting firm for the Company’s 2006 fiscal year.

                                                    Submitted by the Audit Committee
                                                    of the Board of Directors
                                                    David F. Walker, Chairman
                                                    Gerry Chastelet, Member
                                                    Edmund F. Murphy, Jr., Member
                                                    Martin L. Poad, Member

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

Audit Committee Pre-Approval of Audit and Non-Audit Services

    The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

    As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.

ACCESS TO ANNUAL REPORT

    A copy of the Company’s 2005 Annual Report to Stockholders, which includes the Company's Form 10-KSB, as filed with the Commission, for the fiscal year ended March 31, 2005, has been mailed with this Proxy Statement to all shareholders entitled to notice of and to vote at the Meeting.  Such report is not incorporated into this proxy statement and is not considered proxy solicitation material.  Additional copies of the Company’s Annual Report, and any of its other Commission filings, may be obtained from the Commission’s website, www.sec.gov, or by writing to Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760, Attention: Scott J. Loucks, Vice President of Finance and Chief Financial Officer.

OTHER MATTERS

    Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for presentation at the Company’s 2006 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its principal executive offices not later than March 15, 2006.  If next year’s annual meeting of shareholders is moved to a date more than 30 days before or after the anniversary date of the Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy will instead be a reasonable time before the Company begins to print and mail its proxy materials.  Shareholders who intend to present a proposal at the 2006 annual meeting of shareholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than June 1, 2006.

    The Board of Directors has no information that any other matter will be brought before the Meeting for consideration and vote by the Company’s shareholders.  If, however, any such matter is properly presented, either at the Meeting or as a result of its postponement or adjournment, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                                                          By order of the Board of Directors

                                                          Robert S. Wiggins
                                                          Chairman of the Board

Clearwater, Florida
July 11, 2005

APPENDIX I

TECHNOLOGY RESEARCH CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS-TO BE HELD AUGUST 25, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of July 1, 2005 of common stock of  Technology Research Corporation, a Florida corporation(the "Company") hereby appoints Robert S. Wiggins, Chairman of the Board and Scott J. Loucks, Chief Financial Officer, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716, Florida at 2:30 P.M., local time, AUGUST 25, 2005, and at any adjournments thereof, but only in accordance with the following instructions:

If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail the proxy to insure adequate shareholder representations at the Meeting. As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any question concerning this proxy or the matters referenced herein.

 Comments:  ___________________________________________________________________________________________________________________________________

                      ____________________________________________________________________________________________________________________________________

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Continued on reverse side)

TECHNOLOGY RESEARCH CORPORATION

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
    PROMPTLY USING THE ENCLOSED ENVELOPE.

         Election of Directors                                                              For     WITHHOLD      FOR ALL                    To withhold authority to vote, mark "For All Except"
                                                                                 All               All               Except                                                                and write the nominee's number on line below.

    1.  Nominees:                                                                      ☐    ☐    ☐                         ____________________________________________________

         01)  Robert S. Wiggins      05)  Edmund F. Murphy, Jr.
         02)  Jerry T. Kendall                       06)  Martin L. Poad
         03)  Raymond B. Wood                  07)  David F. Walker
         04)  Gerry Chastelet

         Vote on Proposal
                                                                                                          For      Against    Abstain
    2.  Approval of KPMG LLP, Independent Registered Public Accounting Firm, as independent registered public accountants of the Company for operating year ending
     March 31, 2006.                                                                       ☐   ☐   ☐

    In accordance with their best judgment on any other matter that may properly be voted upon at the meeting.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s).  If none of the choices specified in any of the Proposals 1 or 2 shall be marked, the named proxy is authorized and directed to vote as described therein and in accordance with that certain Proxy Statement dated JULY 11, 2005.

    For comments, please check this box and write them on the back where indicated.  ☐

    If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.

Signature [PLEASE SIGN WITHIN BOX]               Date         Signature [Joint Owners]                                            Date